As filed with the Securities and Exchange Commission on June 23, 1998
                                                      Registration No. 333-37879
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549
                               ----------------

                                Amendment No. 5

                                       to
                                   FORM SB-2
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                               ----------------
                         CAPITAL GROWTH HOLDINGS, LTD.
            (Exact Name of Registrant as Specified in Its Charter)
                               ----------------

  Delaware                                        6211                       06-1489574
  (State or Other Jurisdiction of     (Primary Standard Industrial        (I.R.S. Employer
  Incorporation or Organization)       Classification Code Number)     Identification Number)

                               660 Steamboat Road
                          Greenwich, Connecticut 06830
                                (203) 861-7750
(Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                Ronald B. Koenig
                      Chairman of the Board of Directors,
                     President and Chief Executive Officer
                         Capital Growth Holdings, Ltd.
                              660 Steamboat Road
                          Greenwich, Connecticut 06830
                                (203) 861-7750
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                                with a copy to:

                             Rubi Finkelstein, Esq.
                       Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                           New York, New York 10103
                                (212) 506-5000
                               ----------------
     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. [_]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. [_]

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                               ----------------
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The contents of the Registration Statement on Form SB-2 (Registration No. 333-37879), registering 4,720,980 shares of common stock, $.001 par value, filed on October 14, 1997 with the Commission, as amended by Pre-Effective Amendments Nos. 1, 2, 3, and 4 are hereby incorporated by reference herein. Filed as exhibits hereto are the following opinions and consents:

Exhibit                              Title
-------                              -----

5.1         Restated Opinion of Orrick, Herrington & Sutcliffe, LLP

23.1        Consent of Richard A. Eisner & Company, LLP

23.2        Consent of Orrick, Herrington & Sutcliffe, LLP (Reference is made to
            Exhibit 5.1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 5 to its Registration Statement on Form SB-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of June, 1998.

                                     Capital Growth Holdings, Ltd.


                                     By: /s/ Ronald B. Koenig
                                         ---------------------
                                         Ronald B. Koenig
                                         President, Chief Executive
                                         Officer and Director
                                         (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



         Signature                           Title                     Date
-------------------------   ------------------------------------   ------------
   /s/ Ronald B. Koenig     President, Chief                       June 23, 1998
-------------------------   Executive Officer and Director
     Ronald B. Koenig       (Principal Executive Officer)


   /s/ Michael S. Jacobs    Senior Vice President, Secretary and   June 23, 1998
-------------------------   Treasurer (Principal Financial and
     Michael S. Jacobs      Accounting Officer)


   /s/ Ronald B. Koenig*    Director                               June 23, 1998
-------------------------
     Stanley Hollander


   /s/ Ronald B. Koenig*    Director                               June 23, 1998
-------------------------
      Alan L. Jacobs

------------
*As attorney-in-fact